EXHIBIT 99.1

consistency builds value Mitchell A. Derenzo - Executive Vice President & Chief Financial Officer

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Forward-Looking Statements
KBW 9th Annual Community Bank Investor Conference July 29, 2008
Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and in reports filed on Form 8-K and Form 10-Q. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

Company Overview
NASDAQ-GS Symbol AMRB
Founded 1983
Headquarters Rancho Cordova, CA
a Suburb of Sacramento
Total Assets $580 million
Market Capitalization $55 million
Average Volume 3,493 shares per day
Dividends Per Share $0.60 per year
Shares Outstanding 5,542,415
Inside Ownership 10%
Institutional Ownership 14% * As of June 30, 2008

Northern California Footprint American River Bank 1. Bradshaw Plaza 2. Capitol Mall 3. Fair Oaks Village 4. Point West 5. Roseville Bank of Amador 6. Buckhorn 7. Ione 8. Jackson North Coast Bank 9. Healdsburg 10. Santa Rosa 11. Windsor *American River Bankshares Headquarters This location also serves as a convenience branch for American River Bank Darker area on map indicates our service area.

Growth Opportunities
California is the 8th Largest Economy in the World
$1.73 Trillion GDP Faster Growth than the U.S. Average 60% Larger than Texas (2nd in the Nation) Source: The Sacramento Bee, 7/11/07
Stephen Levy, Palo Alto Center for Continuing Study of the California Economy
Top 10 economies in the world
rank economy size 1 U.S. $13.20 trillion
2 Japan $4.34 trillion
3 Germany $2.91 trillion
4 China $2.67 trillion
5 United Kingdom $2.35 trillion
6 France $2.23 trillion
7 Italy $1.84 trillion
8 California $1.73 trillion
9 Canada $1.25 trillion
10 Spain $1.22 trillion

Growth Opportunities
Job growth Sacramento Region, Bay Area, California, and United States May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Bay Area 1.4% 1.4% 1.7% 1.3% 1.1% 0.7% 1.0% 0.4% U.S 1.2% 0.9% 1.0% 0.4% 0.3% 0.1% Sacramento Region 0.9% 0.4% 0.5% 0.1% 0.5% 0.4% 0.0% 0.0% -0.7% CA 0.8% 0.9% 0.4% 0.1% 0.2% -0.1% 0.2% -0.1% The six-county Sacramento Region posted negative job growth for the first time in 15 years due to slowdowns in nearly every major sector, according to May 2008 preliminary data. The Region's -0.7 percent growth rate translates to a loss of 6,500 jobs in the past 12 months. Sacramento REgional Research Institute, June 2008 Data Sources: Employment Developement Department and Bureau of Labor Statistics

Growth Opportunities
Sacramento Region Employment Major Sector Employment Gains and Losses Sacramento Region, California, and Bay Area May 2007-2008 Sacramento Sector Region California Bay Area Total Nonfarm -6,500 -16,900 12,500 Private Sector -9,600 -60,000 6,500 Public Sector 3,100 43,100 6,000 Government 3,100 43,100 6,000 Edu. & Health Svcs. 2,700 54,400 4,600 Prof. & Business Svcs. 1,400 27,200 8,300 Other Services 500 7,100 1,400 Nat. Res. & Mining 0 700 200 Information -100 -5,400 700 Leisure & Hospitality -1,000 7,300 2,600 Manufacturing -1,700 -21,900 1,600 Financial Activities -1,900 -34,500 -6,600 Trade, Trans. & Util. -2,100 -4,800 -2,600 Construction -7,400 -90,100 -3,700 May 2003-2008 2003 885,500 2004 898,400 2005 918,700 2006 941,100 2007 949,200 2008 942,700
Sacramento Regional Research Institute, June 2008 Data Source: Employment Development Department

Why Buy AMRB Now?
1. Dividend Yield(1) Current Yield 7.3% 2. Median P/E Ratio(1) Proxy Peer Group 9.1x LTM Western Keefe Bank Index 8.2x LTM American River Bankshares 5.7x LTM 3. Solid Financial Metrics(2) Margin 4.99% ROTE 13.38% ROA 1.38% (1) Data as of July 17, 2008 (2) Data as of Second Quarter 2008

Solid Financial Metrics Net Interest Margin Efficiency Ratio 2004 4.90% 53.12% 2005 4.98% 45.16% 2006 5.03% 47.11% 2007 5.10% 49.49% 2Q08 4.99% 50.13%

Solid Financial Metrics ROA ROAE ROTE 2004 1.33% 14.88% 15.48% 2005 1.54% 15.14% 21.64% 2006 1.50% 14.48% 20.33% 2007 1.47% 14.01% 19.78% 2Q08 1.38% 13.11% 18.38%

Market Potential
Market Share (Combined Zip Codes - All Markets Served)
American River Bank/Bank of Amador/North Coast Bank
Institution Name # of Offices Deposits ($000) Market Share (%)
1 U.S. Bank 5 1,714,465 16.11 2 Wells Fargo Bank 12 1,327,946 12.48 3 Bank of America 8 1,140,576 10.72 4 Luther Burbank Savings 1 966,844 9.08 5 Washington Mutual 6 697,371 6.55 6 Comerica Bank 1 518,102 4.87 7 American River Bank 11 482,128 4.53 8 Sterling Savings Bank 3 418,034 3.93 9 Union Bank of CA 2 409,105 3.84 10 Umpqua Bank 4 375,709 3.53 Source: FDIC SOD Report, 6/30/07

Excellent Core Deposit Base
Core Deposit Mix*
Money Market 27% Savings 9% Time 27% Noninterest-Bearing 27% Interest Checking 10%
Average non-interest checking account $18,000 Average interest checking $16,000 Average money market account $111,000 Average cost of Total Deposits 1.29% * As of June 30, 2008

Diversified Loan Portfolio
Total Loan Portfolio As of June 30, 2007 As of June 30, 2008 Commercial 25% Commercial 28% Construction & Land Construction & Land Dev. 18% Dev. 14% Other 9% Other 10% Investor CRE 22% Investor CRE 20% Bus Property Loans 26% Bus Property Loans 28%

Diversified Loan Portfolio
R/E Construction & Land Development Portfolio Construction & Land Dev. 13.9% Construction Spec (1-4 SFR) $10.9M 2.7% Construction (1-4 SFR) $11.8M 2.9% Commercial Land $2.6M 0.6% SFR A & D $11.4M 2.8% SFR Land $7.6M 1.8% Construction (Comm Property) $12.6M 3.1%
As of June 30, 2008

Credit Quality
YTD 2004 2005 2006 2007 2Q08 Net chargeoffs to average loans and leases 0.08% 0.04% 0.03% 0.11% 0.15% Nonperforming loans and leases to total loans and leases 0.07% 0.02% 0.02% 1.86% 3.49% Allowance for loan and lease losses 1.54% 1.53% 1.51% 1.47% 1.50%

Credit Quality Total Non-Performing Loans at June 30, 2008 are $14.3M Four relationships made up $12.1M or 85% 1. $1.3 million development loan for residential lots > Fully entitled for 29 SF residential lots, 47 townhouses and 3 commercial lots 2. $5.3 million mini-storage loan > Well-secured cash-flowing property; current under court-ordered Chapter 11 payment plan 3. $2.9 million in multiple loans to a developer > Balance reduced from $3.7 million at March 31, 2008 and reduced further by $500,000 in July 2008; current balance $2.4 million 4. $2.6 million loan secured by an assignment of a real estate secured note > Adequately secured - $4 million note with strong guarantors

Strong Performance Over Time Diluted EPS 2004 $1.07 2005 $1.45 2006 $1.46 2007 $1.46 6/30/2007 $0.71 6/30/2008 $0.68

Strong Performance Over Time Shareholder Value > 98 consecutive profitable quarters > YTD: 80,500 shares repurchased 2007: 406,350 shares repurchased > Cash dividends since 1992; quarterly since 1Q04 Dividend Yield of 7.3% as of July 17, 2008 As of June 30, 2008

Strong Performance Over Time Cash Dividend History 1992 6.8 1993 6.8 1994 6.8 1995 7.1 1996 7.5 1997 8.3 1998 9.3 1999 10.9 2000 12.4 2001 14.0 2002 19.1 2003 24.4 2004 38.0 2005 48.6 2006 55.1 2007 57.9

Strategies for a Challenging Banking Environment
Margin Pressure
Low-Cost Core Deposits Utilize Wholesale Funding Managing Overhead Active Capital Management
Credit Cycle Common Sense Real Estate Lending Diversified Loan Portfolio Conservative Underwriting Active Collection Efforts Taking Advantage of Distracted Competition Plenty of Competition
Emphasize Relationship Banking Outwork Competition Engaged Employees

Experience Matters...Leadership Counts
American River Bankshares Executive Management Team David Taber, President & CEO 24 years in the banking industry Mitchell Derenzo, EVP & Chief Financial Officer 21 years in the banking industry Doug Tow, EVP & Chief Credit Officer 30 years in the banking industry Kevin Bender, EVP & Chief Information Officer 23 years in the banking industry

Strategic Direction Organic Growth in Markets We Currently Serve Outwork Competition Engaged Employees Emphasize Business Banking Low-Cost Core Deposits Focus on Credit Quality Common Sense Real Estate Lending Managing Overhead Active Capital Management

Strategic Direction Corporate Culture Highly Visible Community Philanthropy Program Award-winning employee volunteer program Donated 3,124 hours or 24 hours per employee in 2007 American River Bankshares Foundation Engaged Employees Relationship Managers: all employees empowered to serve the client Career development and internal promotion Survey: 91% employee satisfaction rating Team building events Town Hall meetings align to strategic vision Recognition program

Thank You Questions & Answers consistency builds value Mitchell A. Derenzo - Executive Vice President & Chief Financial Officer